SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                 AMENDMENT NO. 1
                                       TO

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 or 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  July 20, 2000


                              SUSQUEHANNA MEDIA CO.
               (Exact name of registrant as specified in charter)

Delaware                            333-80523                 23-2722964
(State of other jurisdiction       (Commission               (IRS employer
 of incorporation)                  file number)          identification  no.)


                     140 East Market Street, York, PA 17401
                    (Address of principal executive offices)


Registrant's telephone number, including area code:    (717) 848-5500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses to be Acquired:

An audited combined statement of assets acquired and an audited combined statement of revenues and direct operating expenses for radio stations KCMO-AM, KCMO-FM and KCFX-FM (the "Stations") as of and for the year ended December 31, 1999 are being filed in lieu of full historical financial statements required by Rule 3-05 of Regulation S-X.

Unaudited combined statements of revenues and direct operating expenses for the three months ended March 31, 2000 and 1999 and June 30, 2000 and 1999 and the six months ended June 30, 2000 and 1999 are being filed herewith in lieu of full historical financial statements.

It was impracticable to prepare full financial statements for the Stations acquired because they were not separate business units. The financial statements presented are not indicative of the financial condition or results of operation of the Stations going forward due to the changes in the business and the omission of various expenses.


                                TABLE OF CONTENTS
                                -----------------

                                                                    Page
                                                                    ----

Report of Independent Accountants                                     2

Combined Financial Statements

     Combined Statement of Assets Acquired                            3

     Combined Statements of Revenues and Direct Operating
     Expenses For the Year Ended December 31, 1999                    4

     Combined Statements of Revenues and Direct Operating
     Expenses For the Three Months Ended March 31, 2000
     and 1999, June 30, 2000 and 1999 and the Six Months Ended
     June 30, 2000 and 1999 (unaudited)                               5

     Notes to the Combined Financial Statements                       6-8

                        Report of Independent Accountants


To the Board of Directors and Stockholders
Susquehanna Media Co. and subsidiaries:


We have audited the accompanying combined statement of assets acquired as of December 31, 1999 and the related combined statement of revenue and direct operating expenses of KCMO-AM, KCMO-FM and KCFX-FM (collectively the Stations) for the year ended December 31, 1999. These financial statements are the responsibility of the Stations' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of assets acquired and the related combined statement of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined financial statements reflect the assets acquired and the revenues and direct operating expenses attributable to the Stations as described in Note 1 and are not intended to be a complete presentation of the assets or revenues and expenses of the Stations.

In our opinion, the combined statement of assets acquired and the related combined statement of revenues and direct operating expenses present fairly, in all material respects, the assets acquired as described in Note 1 as of December 31, 1999 and the revenues and direct operating expenses as described in Note 1 for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


/s/ PRICEWATERHOUSECOOPERS LLP

Harrisburg, Pennsylvania
September 27, 2000

                   RADIO STATIONS KCMO-AM, KCMO-FM AND KCFX-FM
                   -------------------------------------------
                      COMBINED STATEMENT OF ASSETS ACQUIRED
                      -------------------------------------
                                December 31, 1999
                                -----------------
                                 (in thousands)
                                 --------------



Property and Equipment
  Land and improvements                                          $      46
  Building and leasehold improvements                                  679
  Equipment                                                          3,295
                                                                   -------
                                                                     4,020
  Accumulated depreciation                                            (828)
                                                                   -------

    Property and Equipment, net                                      3,192
                                                                   -------

Intangible Assets
  Broadcast licenses                                                25,197
  Other intangibles                                                  5,313
                                                                   -------
     Intangible assets, net                                         30,510
                                                                   -------

                                                                 $  33,702
                                                                   =======



The accompanying notes are an integral part of the combined financial statements.

                   RADIO STATIONS KCMO-AM, KCMO-FM AND KCFX-FM
                   -------------------------------------------
          COMBINED STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
          ------------------------------------------------------------
                      For The Year Ended December 31, 1999
                      ------------------------------------
                                 (in thousands)
                                 --------------





Revenues
   Sales                                                      $  16,154
   Less agency commissions                                       (1,822)
                                                                -------
      Total                                                      14,332
                                                                -------

Direct Operating Expenses
   Operating and programming                                      5,294
   Selling                                                        2,960
   General and administrative                                     1,748
                                                                -------
      Total                                                      10,002
                                                                -------

Revenues in Excess of Direct Operating Expenses               $   4,330
                                                                =======




The accompanying notes are an integral part of the combined financial statements.

                   RADIO STATIONS KCMO-AM, KCMO-FM AND KCFX-FM
                   -------------------------------------------
          COMBINED STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
          -------------------------------------------------------------
                                 (in thousands)
                                 --------------
                                   (unaudited)
                                   -----------


                                       For the Three Months       For the Three Months       For the Six Months
                                          Ended March 31,           Ended June 30,              Ended June 30,
                                        2000        1999          2000          1999         2000           1999
                                        ----        ----          ----          ----         ----           ----
Revenues
   Sales                              $2,358       $2,664        $3,311        $3,522       $5,669         $6,186
   Less agency commissions              (283)        (311)         (420)         (446)        (703)          (757)
                                      ------       ------        ------        ------       ------         ------
      Total                            2,075        2,353         2,891         3,076        4,966          5,429
                                      ------       ------        ------        ------       ------         ------

Direct Operating Expenses
   Operating and programming             662          633           910           850        1,572          1,483
   Selling                               528          612           631           692        1,159          1,304
   General and administrative            489          388           389           391          878            779
                                      ------       ------         -----        ------       ------         ------
      Total                            1,679        1,633         1,930         1,933        3,609          3,566
                                      ------       ------        ------        ------       ------         ------

Revenues in Excess of Direct
   Operating Expenses                $   396      $   720      $    961     $   1,143    $   1,357        $ 1,863
                                      ======       ======        ======       =======      =======          =====





The accompanying notes are an integral part of the combined financial statements.

                   RADIO STATIONS KCMO-AM, KCMO-FM AND KCFX-FM
                   -------------------------------------------
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                   ------------------------------------------


1.  Organization and Basis of Presentation
    --------------------------------------

     The accompanying combined financial statements include certain assets, revenues and direct expenses of KCMO-AM, KCMO-FM and KCFX-FM, (collectively the "Stations").

     On July 20, 2000, pursuant to an Asset Purchase Agreement between Susquehanna Media Co. (Media), as Purchaser, and Entercom Communications Corp., Entercom Kansas City, LLC and Entercom Kansas City License, LLC, as Sellers, Media acquired, in consideration of the payment of $113,150,000, certain assets of Kansas City radio stations KCMO-AM, KCMO-FM and KCFX-FM. Radio broadcast rights for the Kansas City Chiefs National Football League franchise through the 2002 football season were included in the purchase. No liabilities were assumed by Media in the transaction. The Sellers' historical financial statements included an intangible asset and equal liability related to the radio broadcast rights. The combined statement of assets acquired includes neither the asset nor the liability. The 1999 radio broadcast rights payment (Note 3) has been shown as a direct programming expense in the combined statement of revenues and direct operating expenses. The historical financial statements included the expense in amortization. The accompanying financial statements do not reflect any adjustments relating to this transaction.

     The accompanying combined statement of assets acquired and combined statement of revenues and direct operating expenses have been prepared in accordance with generally accepted accounting principles and were derived from the historical accounting records of the previous owners. Significant intercompany balances and transactions have been eliminated in combination.

     In Media's opinion, it was impracticable to obtain full financial statements for the Stations because they were not separate business units, certain expenses were not historically allocated and separate balance sheets were not prepared for the Stations. The financial statements presented are not indicative of the financial condition or results of operations of the Stations going forward due to the changes in operations resulting from the acquisition and the omission of various operating expenses. Information concerning the Stations' operating, investing and financing cash flows was not available.

     The combined statement of assets acquired includes only assets subsequently acquired by Media on July 20, 2000.

     The combined statement of revenues and direct operating expenses includes the revenues and expenses directly attributable to the Stations. The statement does not include depreciation and amortization expense, corporate general and administrative costs, interest expense or income taxes.

                   RADIO STATIONS KCMO-AM, KCMO-FM AND KCFX-FM
                   -------------------------------------------
                   NOTES TO THE COMBINED FINANCIAL STATEMENTS
                   ------------------------------------------


 2.  Summary of Significant Accounting Policies
     ------------------------------------------

     Property and Equipment - Property and equipment are stated at cost less accumulated depreciation. Repairs and maintenance costs are charged to expense when incurred.

     Broadcast Licenses - Broadcast licenses are stated at cost less accumulated amortization.

     Revenue Recognition - Revenue arises primarily from the sale of commercial announcements to local and national advertisers. Revenue is recognized as commercials are broadcast.

     Disclosure of Certain Significant Risks and Uncertainties - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     Unaudited Interim Financial Information - In the opinion of the Sellers, the unaudited interim combined statements of revenues and direct operating expenses for the three months ended March 31, 2000 and 1999, and the three and six months ended June 30, 2000 and 1999, reflect all adjustments, consisting of only normal and recurring items, which are necessary for a fair presentation of the results for the interim periods presented. Financial information for the interim periods are not necessarily indicative of results to be expected for any other interim periods or for the full year.


3.   Radio Broadcast Rights
     ----------------------

     Included in the purchase of KCFX-FM, were radio broadcast rights for the Kansas City Chiefs National Football League franchise (Chiefs). Under terms of a Radio Broadcast Agreement, the station has the right to broadcast Chief's games through the 2002 football season. A $1,750,000 fee was paid in 1999 for the 1999 football season. Fees for the 2000, 2001 and 2002 seasons are payable in the third and fourth quarters of those years as follows:

                           2000              $1,900,000
                           2001               2,000,000
                           2002               2,000,000

     Additional fees are payable for playoff games. Contract provisions provide for proportionally reduced fees if games are not played.

     The Radio Broadcast Agreement grants the broadcaster a right of first refusal for subsequent seasons on terms satisfactory to the Chiefs and subject to NFL approval.

(b)  Pro Forma Financial Information:

Unaudited pro forma condensed and consolidated balance sheet of Susquehanna Media Co. and Subsidiaries as of December 31, 1999 with accompanying notes.

On July 20, 2000, pursuant to an Asset Purchase Agreement between Susquehanna Media Co. (Media), as Purchaser, and Entercom Communications Corp., Entercom Kansas City, LLC and Entercom Kansas City License, LLC as Sellers, Media acquired, in consideration of the payment of $113,150,000, certain assets of Kansas City radio stations KCMO-AM, KCMO-FM and KCFX-FM (the "Stations"). Radio broadcast rights for the Kansas City Chiefs National Football League franchise through the 2002 football season were included in the purchase. No liabilities were assumed by Media in the transaction.

In Media's opinion, it was impracticable to obtain full financial statements for the Stations acquired because they were not separate business units, certain expenses were not historically allocated and separate balance sheets were not prepared for the Stations.

The unaudited pro forma consolidated financial information set forth below for Media gives effect to the acquisition of the Stations as if it had been completed on December 31, 1999 for purposes of the condensed consolidated Balance Sheet as of December 31, 1999. This financial information is based on the historical consolidated balance sheets of Media and the acquired Stations giving effect of the acquisition using the purchase method of accounting for business combinations.

A pro forma condensed and consolidated statement of operations has not been provided since the use of forward-looking information is necessary to meaningfully present the effects of the acquisition.

Information concerning the Stations' operating, investing and financing cash flows was not available.

This pro forma financial information should be read in conjunction with the historical consolidated financial statements of Media and the respective notes thereto.

This pro forma financial information should also be read in conjunction with the financial statements of the Stations and the accompanying notes thereto.

The pro forma financial information is not necessarily indicative of the financial position that would have occurred had the acquisition been consummated on the date for which such transaction has been given effect.

                              Susquehanna Media Co.
          Unaudited Pro Forma Condensed and Consolidated Balance Sheet
                             As of December 31, 1999
                             (dollars in thousands)

                                                          Media       Assets Acquired    Pro Forma         Media
                                                       Historical   (Historical Value)  Adjustments      Pro Forma

                                     ASSETS
Current Assets
   Cash and cash equivalents                          $     639                 -             -         $    639
   Accounts receivable, net                              43,017                 -             -           43,017
   Other current assets                                   4,400                 -             -            4,400
                                                      ---------         ---------     ---------        ---------
       Total Current Assets                              48,056                 -             -           48,056
                                                      ---------         ---------     ---------        ---------

Property, Plant and Equipment, at cost
   Land                                                   4,363                46            43  (1)       4,452
   Buildings and improvements                            10,556               679             5  (1)      11,240
   Equipment                                            178,244             3,295          (268) (1)     181,271
   Construction-in-progress                              25,656                 -             -           25,656
                                                      ---------         ---------     ---------        ---------
                                                        218,819             4,020          (220)         222,619
   Accumulated depreciation and amortization             94,731               828          (828) (2)      94,731
                                                      ---------         ---------     ---------        ---------
      Property, plant and equipment, net                124,088             3,192           608          127,888
                                                      ---------         ---------     ---------        ---------
Intangible Assets, net                                  215,125            30,510        78,690  (1)     324,325
                                                      ---------         ---------     ---------        ---------
Note Receivable from Parent                             111,329                 -             -          111,329
                                                      ---------         ---------     ---------        ---------
Investments and Other Assets                             27,544                 -             -           27,544
                                                      ---------         ---------     ---------        ---------
                                                      $ 526,142            33,702        79,298          639,142
                                                      =========         =========     =========        =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Current portion of long term debt                         59                 -             -               59
   Accounts payable                                      15,350                 -             -           15,350
   Accrued interest                                       3,108                 -             -            3,108
   Accrued income taxes                                     227                 -             -              227
   Deferred income taxes                                    815                 -             -              815
   Accrued ESOP benefit costs                             1,370                 -             -            1,370
   Other accrued expenses                                11,919                 -             -           11,919
                                                      ---------         ---------     ---------        ---------
      Total Current Liabilities                          32,848                 -             -           32,848
                                                      ---------         ---------     ---------        ---------
Long-term Debt                                          405,562                 -       113,000  (3)     518,562
                                                      ---------         ---------     ---------        ---------
Deferred Compensation Liability                             832                 -             -              832
                                                      ---------         ---------     ---------        ---------
Deferred Income Taxes                                    37,166                 -             -           37,166
                                                      ---------         ---------     ---------        ---------
Minority Interests                                       18,453                 -             -           18,453
                                                      ---------         ---------     ---------        ---------
Stockholders' Equity
   Preferred stock                                        7,050                                            7,050
   Common stock                                           1,100            33,702       (33,702) (4)       1,100
   Retained earnings                                     23,131                 -             -           23,131
                                                      ---------         ---------     ---------        ---------
      Total Stockholders' Equity                         31,281            33,702       (33,702)          31,281
                                                      ---------         ---------     ---------        ---------
                                                        526,142            33,702        79,298          639,142
                                                      =========         =========     =========        =========

             Notes To Unaudited Condensed And Consolidated Pro forma
                      Susquehanna Media Co. Balance Sheet:

         The following adjustments and elimination entries have been made to the unaudited condensed and consolidated balance sheet to reflect the acquisition.

         1. Represents purchase accounting adjustments to historical value of assets acquired based on fair value, as determined by an independent appraisal.

         2. Accumulated depreciation adjustment represents purchase accounting adjustment to eliminate historical depreciation on acquired assets.

         3. The existing credit facility was used to fund the acquisition.

         4. Represents the elimination of the acquired Stations' net book value.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   October 3, 2000            SUSQUEHANNA MEDIA CO.
                                    (Registrant)


                                    By: /s/ John L. Finlayson
                                        ---------------------
                                        John L. Finlayson
                                        Vice President and Principal Financial
                                        and Accounting Officer